Commitments, contingencies and litigation	6 Months Ended
Jun. 30, 2024
Commitments, Contingencies And Litigations [Abstract]
Commitments, contingencies and litigation	Commitments, contingencies and litigationCommitments
The Company has identified the following changes in off-balance sheet commitments since December 31, 2023:
•non-cancellable purchase commitments as of June 30, 2024 for a total of €6,612 thousand with various CMOs. These commitments are comprised of non-cancellable purchase orders placed during the first half of 2024 with contract manufacturing organizations (CMOs) for the supply of various services in relation with preclinical work for an amount of €3,020 thousand and clinical work for an amount of €3,592 thousand. The execution and billing of these services has not yet started at the date of this report.
•financial commitments with Société Générale in connection with the Company’s subscription of a loan in order to finance the construction of its future headquarters. As security for the loan, the Company pledged collateral in the form of financial instruments held at Société Générale amounting to €15.2 million. The security interest on the pledged financial instruments will be released in accordance with the following schedule: €4,200 thousand in July 2024, €5,000 thousand in August 2027 and €6,000 thousand in August 2031. At the date of this report, the first investment of €4,200 thousand had matured and the Company obtained its restitution in July 2024 for a total amount of €4,427 thousand, including interest. As of June 30, 2024, the remaining capital of this loan amounted to €9,617 thousand. Furthermore, under the loan, Innate is subject to a covenant that its total cash, cash equivalents and current and non-current financial assets as of each fiscal year end will be at least equal to the amount of outstanding principal under the loan. The Company was in compliance with this covenant as of December 31, 2023.
Contingencies and litigations
The Company is exposed to contingent liabilities happening in the ordinary course of its activities. Each pre-litigation, known litigation or procedure in course the Company is involved in is analyzed at each closing date after consultation of legal counsel. There is no acknowledged litigation as of June 30, 2024.
Provisions
Provisions amounted to €669 thousand and €774 thousand as of June 30, 2024 and December 31, 2023, respectively. As of June 30, 2024, they mainly consist of provision for charges amounting €586 thousand relating to the employer contribution in respect of the grants of employee equity instruments. In accordance with French social legislation, when a Company decides to provide its employees with shares bought back on the market, a provision has to be recognized upon the decision to allocate free shares that are spread over the vesting period when the plan conditions actions for employees when they join the Company at the end of the plan.
As a reminder, on March 16, 2022, the Company received a notice of a tax inspection by the French tax authorities and relating to the 2019 and 2020 financial years as well as to the research tax credit and the accuracy of its calculation for the 2018 to 2018 financial years 2020. On February 13, 2024, the Company was informed of the tax authorities conclusions regarding the tax inspection. A definitive amount of €1,367 thousand was determined and classified as short-term tax liabilities as of December 31, 2023. During the first half of 2024, the Company made a payment of €693 thousand.